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                                                                  EXHIBIT 10.196


                  THIRD AMENDMENT TO FORBEARANCE AGREEMENT AND
               AMENDMENT NO. 8 TO SECOND AMENDED AND RESTATED AND
                    CONSOLIDATED LOAN AND SECURITY AGREEMENT

                  This Third Amendment to Forbearance Agreement and Amendment No. 8 to Second Amended and Restated and Consolidated Loan and Security Agreement ("Amendment") is made and entered into this _9th day of November, 1999, but effective for all purposes as of September 30, 1999 (the "Effective Date"), by and among FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA" or "Lender"), PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower") and MEGO FINANCIAL CORP., a New York corporation ("Guarantor") and has reference to the following facts:

                  A. Lender and Borrower entered into a Second Amended and Restated and Consolidated Loan and Security Agreement dated as of May 15, 1997 (the "Original Loan Agreement") that evidences a loan from Lender to Borrower. The Original Loan Agreement was amended by the Hartsel Springs Side Letter dated February 18, 1998 (the "First Amendment"); by the Letter Agreement [Biloxi Property] dated March 20, 1998 (the "Second Amendment"); by the Letter Agreement [Headquarters Readvance] dated September 29, 1998 (the "Third Amendment"), by the Amendment No. 4 to Second Amended and Restated and Consolidated Loan and Security Agreement dated November 6, 1998 (the "Fourth Amendment"); by that certain Forbearance Agreement and Amendment No. 5 to Second Amended and Restated and Consolidated Loan and Security Agreement dated December 23, 1998, as the same was amended by a Letter Agreement dated February 8, 1999 (the "Fifth Amendment"); a First Amendment to Forbearance Agreement and Amendment No. 6 to Second Amended and Restated and Consolidated Loan and Security Agreement dated May 7, 1999 (the "Sixth Amendment"); a Second Amendment to Forebearance Agreement and Amendment No. 7 to Second Amended and Restated and Consolidated Loan and Security Agreement dated August 6th, 1999 (the "Seventh Amendment"); and, a September 7, 1999 letter agreement regarding the Additional Advance Note (the "Additional Advance Letter"). The Original Loan Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment and Additional Advance Letter are collectively called the "Loan Agreement." Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the same meaning and definition when used herein.

                  B. Borrower has requested the Lender to make certain modifications to the Loan Agreement and the Loan, which the Lender is willing to do, upon and subject to the terms and conditions set forth in this Amendment.

                  Now, therefore, in consideration of the foregoing and for the good and valuable consideration provided herein, Lender, Borrower and Guarantor agree as follows:

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                  1. On the Effective Date, the provisions of Article 1 of the
Loan Agreement is amended to add the following definition:

                           "Eighth Amendment": shall mean and collectively refer to the Third Amendment to Forbearance Agreement and Amendment No. 8 to Second Amended and Restated and Consolidated Loan and Security Agreement made and entered into on November __, 1999 but effective for all purposes as of September 30, 1999 among Borrower, Lender and Guarantor.

                  2. As of the Effective Date, the Loan Agreement is amended in the following respects with respect to the Additional Advance Note:

                           (a) the Maturity Date of the Additional Advance Note is amended to December 31, 2000; and

                           (b) in the event that the aggregate amount of Project Release Fees payments actually received by the Lender prior to March 31, 2000 does not equal or exceed $2,000,000.00 (the amount, if any, by which the aggregate amount of Project Release Fees payments actually received by the Lender prior to March 31, 2000 is less than $2,000,000.00, is called the "Release Fee Shortfall"), then the Borrower shall, on March 31, 2000, pay to Lender a payment on the outstanding principal balance of the Additional Advance Note in an amount equal to the Release Fee Shortfall.

                  The foregoing amendments to the Additional Advance Note shall also be evidenced by the Borrower executing and delivering to the Lender an allonge to Additional Advance Note in a form acceptable to the Lender (the "Additional Advance Allonge").

                  3. The Office Note was amended by the Sixth Amendment so as to require the payment of interest only for the period (the "Interest Only Period") commencing with the payment due on January 1, 1999 and continuing for each subsequent payment due until August 1, 1999. On the Effective Date, the Office
Note is amended to continue the Interest Only Period through the payment due on the due on December 1, 2000. The Borrower acknowledges that commencing with the monthly payment due on January 1,2001 and thereafter for the balance of the term of the Office Note, the Borrower will once again be required to make monthly payments of principal and interest as more fully described in the Office Note. The principal payments deferred during the period commencing on June 1, 1999 and continuing thereafter for the balance of the Interest Only Period shall continue to accrue interest at the rate set forth in the Office Note and shall be payable on the Maturity Date of the Office Note unless the Office Note is previously accelerated pursuant to the provisions of the Loan Agreement at which time the entire unpaid balance of the Office Note together with all accrued and unpaid interest shall be due and payable. The foregoing amendments to the


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Office Note shall also be evidenced by the Borrower executing and delivering to
Lender an Allonge to the Office Note in a form acceptable to the Lender (the "Office Note Allonge").

                  4. In partial consideration for the Lender's agreements contained in the Loan Agreement, the Borrower agrees that the Lender may retain all Net Proceeds (defined below) derived from the sale of the Biloxi Property, the Headquarters Building and the FCFC Property and apply the same to the outstanding principal of the Additional Advance Note. For purposes of this Amendment, the term "Net Proceeds" refers to actual sales proceeds received from the sale of (i) the Biloxi Property net of all closing and other costs incurred and paid by Borrower in connection with such sale and repayment to the Lender of all sums due under the Biloxi Note; and (ii) the Headquarters Building and/or the FCFC Building net of all closing and other costs incurred and paid by Borrower in connection with such sale and repayment to the Lender of all sums due under the Office Note.

                  5. Lender's obligations under this Amendment are subject to the satisfaction of the following conditions hereinafter set forth below:

                           (a) This Amendment shall have been fully signed by Borrower and Guarantor.

                           (b) Lender has received, on or before November 9, 1999, the following all in a form and content acceptable to Lender:

                                    (i) The Additional Advance Allonge and
                  Office Note Allonge executed by Borrower (the foregoing instruments are collectively called the "Allonge");

                                    (ii) Current updates of the opinion letters
                  received by Lender in connection with the Loan Agreement;

                                    (iii) The Borrower and Guarantor supplying
                  to Lender an updated litigation status report with respect to the Borrower and Guarantor;

                                    (iv) Such resolutions and authorizations and
                  such other documents as Lender may require relating to the existence and good standing of Borrower and Guarantor, and the authority of any person executing this Amendment and other documents on behalf of Borrower and Guarantor; and

                                    (v) Such other documents or instruments as
                  required by Lender so as to fully perfect the liens and security interest of Lender granted under the Loan Agreement.

                           (c) Borrower shall have reimbursed Lender for all of Lender's out-of-pocket costs and expenses including, without limitation, attorneys', engineers'


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         and other consultants' fees and costs, incurred in connection with the documentation and closing of this Amendment.

                           (d) Borrower shall have paid to Lender the Amendment Fee (defined below).

                  6. The provisions of the Fifth Amendment (as amended by the Release Letter) requires the Borrower to pay to the Lender a Project Release Fee in order to obtain releases of the Forebearance Collateral. The Borrower has obtained an offer to sell the Former STP Site for approximately $140,000, which the Buyer desires to accept. Provided the Borrower (i) sells the Former STP Site on terms no less favorable to the Borrower than those which the Borrower has, prior to the Effective Date, disclosed to the Lender, and (ii) concurrently with the closing of the sale, pays to the Lender a Project Release Fee of $140,000 (net of all closing and other costs incurred and paid by Borrower in connection with the sale), then the Lender agrees to release the Lender's liens upon the Former STP Site. The obligations of the Lender under this Paragraph shall automatically terminate in the event that the closing of the transactions contemplated by this Paragraph and the payment to the Lender of the Project Release Fee contemplated by this Paragraph, do not occur on or before December 31, 1999. The Borrower agrees to reimburse the Lender for all costs and expense incurred by the Lender in connection with the release of the Former STP Site.

                  7. In consideration of, among other things, the consent of the Lender to this Amendment and the agreement of the Lender to enter into the Allonge, Borrower agrees to pay to Lender, upon Borrower's execution of this Amendment, the amount of Fifteen Thousand Dollars ($15,000.00) (the "Amendment Fee"). The Amendment Fee has been fully earned by Lender and is nonrefundable.

                  8. Borrower and Guarantor each represents and warrants that:

                           (a) All financial information and other documents it has provided to Lender in connection with this Amendment are true, complete and correct as of the date provided and the date hereof;

                           (b) There exists no Event of Default or Incipient Default, after giving effect to the then applicable provisions of this Amendment and other than the Existing Events of Default;

                           (c) After giving effect to this Amendment, there has been no material adverse change in any real property or in the business or financial condition of Borrower and Guarantor since the date of the last financial statements submitted to Lender; and

                           (d) After giving effect to this Amendment (including but not limited to the litigation update supplied pursuant to Paragraph 5(b)(iii) hereof), all


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         representations and warranties by Borrower and Guarantor remain true, complete, and correct, in all material respects as of the date hereof.

                  9. Guarantor acknowledges and agrees that (i) the Guarantee shall remain in full force and effect, (ii) the obligations of the Guarantor under the Guarantee are joint and several with those of each other Obligor (as that term is defined in the Guarantee), (iii) Guarantor's liability under the Guarantee shall continue undiminished by and shall include the obligations of the Borrower under this Amendment and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof and (iv) all terms, conditions and provisions set forth in this Amendment, the Additional Advance Note, and the Office Note, as the same have been amended hereby and by the Allonge, and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof, are hereby ratified, approved and confirmed.

                  10. Borrower and Guarantor acknowledge and agree that they have no defenses, counterclaims, setoffs, recoupments or other adverse claims or causes of action in tort, contract or of any other kind existing against Lender or with respect to the Documents, including without limitation, claims regarding the amount, validity, perfection, priority and enforceability of the Documents.

                  11. The Documents shall be deemed amended by the provisions of this Amendment, as and when applicable and any conflict or inconsistency between this Amendment and the Documents shall be resolved in favor of this Amendment. Except as so amended, all other consistent terms and conditions of the Documents will remain in full force and effect.

                  12. Except as may be expressly provided herein, Borrower's and Guarantor's respective obligations under the Documents shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not a novation, nor is it be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Documents, except as expressly stated herein.

                  13. Borrower and Guarantor acknowledge that Lender has performed, and is not in default of, its obligations under the Documents; that there are no offsets, defenses or counterclaims in tort, contract or otherwise, with respect to any of Borrower's or Guarantor's or other party's obligations under the Documents; and that Lender has not directed Borrower to pay or not pay any of Borrower's payables.

                  14. Borrower and Guarantor will execute and deliver such further instruments and do such things as in the judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and


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remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

                  15. If any provision of this Amendment is held to be unenforceable under present or future laws effective while this Amendment is in effect (all of which invalidating laws are waived to the fullest extent possible), the enforceability of the remaining provisions of this Amendment shall not be affected thereby. In lieu of each such unenforceable provision, there shall be added automatically as part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

                  16. Any further discussions by and among Borrower, Guarantor and Lender, if any, and all such discussions in the past, together with any other actions or inactions taken by and among Borrower, Guarantor and Lender, shall not cause a modification of the Documents, establish a custom or waive (unless Lender made such express waiver in writing), limit or condition the rights and remedies of Lender under the Documents, all of which rights and remedies are expressly reserved. All of the provisions of the Documents, including, without limitation, the time of the essence provision, are hereby reiterated and if ever waived are hereby reinstated (unless Lender made such express waiver in writing), except as expressly provided herein.

                  17. This Amendment shall not be binding upon Lender until accepted by Borrower and Guarantor as provided for below. This Amendment may be executed in counterpart, and any number of which have been executed by all parties shall be deemed to constitute one original. Lender, its attorneys and agents may also integrate into a single Amendment signature pages from separate counterpart Amendments. The telecopied signature of a person shall be deemed an original signature, may be relied upon by others and shall be binding upon the signer for all purposes provided however that Borrower, Guarantor or any person otherwise consenting hereto by telecopied signature shall confirm its telecopied signature by signing and returning to Lender a copy of this Amendment with an original signature.

                  18. Borrower's and Guarantor's representatives are experienced and knowledgeable business people and have been represented by independent legal counsel who are experienced in all matters relevant to this Amendment, including, but not limited to, bankruptcy and insolvency law. The parties hereto have accepted and agreed to this Amendment after being fully aware and advised of the effect and significance of all of its terms, conditions, and provisions.

                  19. Unless otherwise specifically stipulated elsewhere in the Documents, if a matter is left in the Documents or this Amendment to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or



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such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may."

                  20. The Recitals in this Amendment are incorporated into the body hereof as fully set forth herein.

                  21. THIS AMENDMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE PERFORMED IN THE STATE OF ARIZONA. THE PROVISIONS OF THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT SUCH LAWS, THE LAWS OF THE UNITED STATES. EACH OF BORROWER, GUARANTOR AND LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OR THE SUBJECT MATTER THEREOF, OR, IF LENDER SHALL INITIATE SUCH ACTION, IN THE COURT IN WHICH SUCH ACTION IS INITIATED PROVIDED THAT SUCH COURT HAS JURISDICTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN ANY INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER, GUARANTOR AND LENDER HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

                            [SIGNATURE PAGE FOLLOWS]



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LENDER:

FINOVA CAPITAL CORPORATION,

a Delaware corporation

By:
   ------------------------------
     Its:
         ------------------------

BORROWER:

PREFERRED EQUITIES CORPORATION,

a Nevada corporation

By:  Jon A. Joseph
     ---------------------------
     Its:Vice President
         -----------------------

Signed in the presence of:


--------------------------------

GUARANTOR:

MEGO FINANCIAL CORP.,

a New York corporation

By:  Jon A. Joseph
     ---------------------------
     Its: Vice President
          ----------------------
Signed in the presence of:


--------------------------------



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STATE OF NEVADA                     )
                                    ) ss.
County of Clark                     )

                  The foregoing instrument was acknowledged before me this 9th day of November 1999 by Jon A. Joseph as Vice President of PREFERRED EQUITIES CORPORATION, a Nevada corporation, on behalf of the corporation.

                                        ---------------------------------------
                                                    Notary Public

My Commission Expires:


------------------------


STATE OF NEVADA                     )
                                    ) ss.
County of                           )

                  The foregoing instrument was acknowledged before me this ____ day of November, 1999, by ______________ as _______________ of MEGO FINANCIAL
CORP., a New York corporation, on behalf of the corporation.

                                        ---------------------------------------
                                                    Notary Public

My Commission Expires:


------------------------


STATE OF ARIZONA               )
                               ) ss.
County of Maricopa             )

                  This instrument was acknowledged before me on November __, 1999, by ______________________, as _______________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation.

                                        ---------------------------------------
                                        Notary

                                        My Commission Expires:




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